EXHIBIT 10.4

AMENDED AND RESTATED SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of February 2, 2024, by and among PLATINUM CAPITAL PARTNERS INC., a British Virgin Islands company, its successors and/or assigns (the “Purchaser”), and the Persons listed on the signature pages hereto (the “Original Subordinated Parties”) or from time to time party hereto by execution of a joinder agreement (the “Additional Subordinated Parties”, and together with the Original Subordinated Parties, the “Subordinated Parties”).

WHEREAS, AIRSHIP AI, INC., a Washington corporation (formerly known as AIRSHIP AI HOLDINGS, INC., a Washington corporation) (the “Initial Company”) and the Purchaser have entered into that certain Convertible Note Purchase Agreement, dated as of June 22, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) pursuant to which, among other matters, the Company issued the Purchaser a $2,000,000 Senior Secured Convertible Promissory Note (the “Initial Note”);

WHEREAS, on December 21, 2023, the Company completed the business combination (the “Business Combination”) contemplated by the Merger Agreement, dated as of June 27, 2023, as amended, (the “Merger Agreement”) by and among the Company (formerly known as BYTE Acquisition Corp.) and the Initial Company, et al;

WHEREAS, pursuant to the Purchase Agreement, as amended by that letter agreement dated February 2, 2024 by and between the Purchaser and the Company, et al, the Company issued the Purchaser a $2,000,000 Amended and Restated Senior Secured Convertible Promissory Note (the “Note”), replacing the Initial Note;

WHEREAS, each Guarantor on the signature pages hereto (each a “Guarantors” and collectively the “Guarantors”) is party to that certain Guaranty pursuant to which they have guaranteed the obligations of the Company under the Purchase Agreement, the Note and the other Transaction Documents (the “Guaranty”);

WHEREAS, the Company and the Guarantors (the “Grantors”) are party to that certain Security Agreement pursuant to which they have granted to the Purchaser a first priority security interest and lien on their assets to further secure the obligations of the Company under the Purchase Agreement and the Transaction Documents (the “Security Agreement”);

WHEREAS, it is a requirement of the Purchase Agreement that each of the Subordinated Parties execute and deliver this Agreement;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, each Subordinated Party and the Purchaser hereby agree as follows:

- 1 -

1. Subordination.

(a) Each Subordinated Party hereby agrees to subordinate, and does hereby subordinate (i) the payment of any principal indebtedness which may now or hereafter be owing by the Company or any Guarantor (each an “Obligor” and collectively the “Obligors”) to such Subordinated Party, together with all interest on such indebtedness and all fees, costs and expenses owed by any such Obligor to such Subordinated Party with respect to such indebtedness; (ii) such Subordinated Party’s right to receive dividends, distributions, income and other payments on account of such Subordinated Party’s ownership of equity interests in any Obligor; and (iii) the payment of all management, consulting and other similar fees. but excluding base salary or expense reimbursement as established prior to the date hereof, which may now or hereafter be owing by any Obligor to such Subordinated Party (collectively, the “Subordinated Payments”), to the payment in full of all Obligations (as such term is defined in the Guaranty), whether direct or contingent, due or not due, now in existence of hereafter arising, including, without limitation, interest accruing after the commencement of any case involving Borrower under the U.S. Bankruptcy Code, regardless of whether the Purchaser is entitled to receive all or any part of its contractual interest charges in such case. Except as provided in Section 1(b) below, no claim or demand which any Subordinated Party now has or may hereafter have or acquire against any Obligor in connection with any Subordinated Payment shall be payable or paid to any Subordinated Party, nor shall payment thereof be received or retained by any Subordinated Party, until Obligations have been fully and finally paid and satisfied in full.

(b) In the event a Subordinated Party receives any Subordinated Payment, such Subordinated Party agrees to promptly pay over to the Purchaser the full amount of such Subordinated Payment to hold in trust as Pledged Collateral under the Security Agreement in the same form as so received (with any necessary endorsement). While an Event of Default has occurred and is continuing, the Purchaser may apply so much thereof as may be necessary to payment of the Obligations until the Obligations are paid and satisfied in full, and shall remit the surplus, if any, to the applicable Subordinated Party.

(c) Subject to and conditioned upon the closing of the BYTE Merger (as defined in the Note), provided no Event of Default (as defined in the Note) has occurred and is continuing, the Company may pay, and the restrictions under this Agreement shall not apply to, those loans described in Schedule 2.11(b) of the Disclosure Schedule to the Purchase Agreement.

2. Representations and Warranties. Each Subordinated Party represents and warrants to the Purchaser that: (a) such Subordinated Party has not relied on any representations or information of any nature made by or received from the Purchaser relating to Borrower in deciding to execute this Agreement; (b) this Agreement is a legal, valid and binding obligation of such Subordinated Party, enforceable in accordance with its terms; and (c) if such Subordinated Party is a corporation, limited liability company or other business organization, the execution and delivery of this Agreement has been duly authorized by all necessary organizational action, and does not violate any term, provision or covenant contained in the organizational documents of such Subordinated Party or any term, provision, covenant or representation contained in any credit agreement, lease, indenture, mortgage, deed of trust, note, security agreement, pledge agreement or any other document to which such Subordinated Party is a signatory or by which such Subordinated Party or any of such Subordinated Party’s assets are bound.

3. Security. The Borrower shall not grant, and a Subordinated Party shall not take, any lien on or security interest in any of such Obligor’s property, now owned or hereafter acquired or created, without the prior written consent of the Purchaser.

4. Standby Limitation. Notwithstanding any breach or default by such Obligor under any document or agreement by and between such Obligor and a Subordinated Party, a Subordinated Party shall not at any time or in any manner: (a) foreclose upon, take possession of, or attempt to realize on any Collateral (as defined in the Security Agreement), or proceed in any way to enforce any claims it has or may have against such Obligor to the Subordinated Payments or otherwise; or (b) contest, protest or object to any action taken by the Purchaser under the Loan Documents (as such term is defined in the Purchase Agreement) or otherwise, unless and until the Obligations have been fully and indefeasibly paid and satisfied in full.

- 2 -

5. Bankruptcy/Probate of Borrower. In the event a petition or action for relief shall be filed by or against such Obligor under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Purchaser’s claim (secured or unsecured) against the assets or estate of such Obligor for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to any Subordinated Party on the Subordinated Payments, whether such payment is in cash, securities or any other form of property or rights. the Purchaser may, in its discretion, file a proof of claim for or collect a Subordinated Party’s claim first for the benefit of the Purchaser to the extent of the unpaid Obligations and then for the benefit of such Subordinated Party (but without creating any duty or liability to the Subordinated Party other than to remit to such Subordinated Party distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of such Obligor’s estate in such proceeding. The Borrower and each Subordinated Party shall furnish all assignments, powers or other documents requested by the Purchaser to facilitate such direct collection by the Purchaser.

6. Governing Law; Dispute Resolution.

(a) Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

(b) Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(c) Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

- 3 -

7. Miscellaneous Matters.

(a) This Agreement (i) constitutes the entire agreement between the Subordinated Parties and the Purchaser with respect to the Subordinated Payments; (ii) supersedes any prior agreements; (iii) may be amended only by a writing signed by the Subordinated Parties and the Purchaser; and (iv) shall bind and benefit the Subordinated Parties and the Purchaser, and their respective successors, heirs, executors and personal representatives. the Purchaser’s failure to enforce any of the Purchaser’s rights hereunder shall not be construed as a waiver of the right to exercise such rights, and all of such rights shall be cumulative and not exclusive. The knowledge by the Purchaser of any breach or other non-observance by a Subordinated Party of the terms of this Agreement shall not constitute a waiver thereof or of any of the other obligations to be performed by a Subordinated Party hereunder.

(b) If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such provision’s severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of this Agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

(c) the Purchaser may at any time or times, in the Purchaser’s discretion (i) renew, extend or otherwise modify the rate of interest on, the time and/or terms of payment of, and/or any other of the terms and provisions relative to the Obligations or any of the other provisions of the Loan Documents; (ii) lend additional monies, extend additional credit and make other financial accommodations to or for the account of Borrower; or (iii) waive or release any collateral or guaranties which may be held as security for all or any part of the obligations under the Transaction Documents, in each case without necessity of consent from any Subordinated Party and without impairing or affecting this Agreement or any of the Purchaser’s rights hereunder.

(d) Notices. Unless otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement, and, as to any Grantor, addressed to it at the address of such Grantor set forth in in the Security Agreement hereof and, as to any Subordinated Party, addressed to it at the address of such Grantor set forth on such Subordinated Party’s signature page hereto, and as to the Purchaser, addressed to it at the address set forth in the Purchase Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party.

(e) This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (including via email) shall be effective as delivery of a manually executed counterpart. Any party so executing, this Agreement by facsimile or other electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or other electronic transmission.

(f) This Agreement will be binding upon and inure to the benefit of such Obligor, the Subordinated Parties and the Purchaser and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither such Obligor nor any Subordinated Party may assign this Agreement in whole or in part without the Purchaser’s prior written consent and the Purchaser at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the benefit of such Obligor or any alleged third party beneficiary hereof.

- 4 -

8. Borrower’s Joinder. By executing this Agreement where indicated below, Borrower hereby (a) agrees not to make any Subordinated Payments to any Subordinated Party unless expressly permitted by Section 1(b) above, and (b) acknowledges that if Borrower makes any Subordinated Payment to a Subordinated Party that is not expressly permitted by Section 1(b) above, an Event of Default shall be deemed to have occurred under the Note.

9. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[remainder of this page intentionally left blank]

- 5 -

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Subordination Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PURCHASER: PLATINUM CAPITAL PARTNERS INC.		COMPANY: AIRSHIP AI HOLDINGS, INC.
By:		By:
Name:	Harris Stasis	Name:	Victor Huang
Title:	Director	Title:	Chief Executive Officer

GUARANTORS: AIRSHIP AI, INC.
By:
		Name:	Victor Huang
		Title:	President / Chief Executive Officer
JDL DIGITAL SYSTEMS, INC.
By:
		Name:	Victor Huang
		Title:	President / Chief Executive Officer
ZEPPELIN WORLDWIDE LLC
By:
		Name:	Victor Huang
		Title:	President / Chief Executive Officer
ZEPPELIN TAIWAN LTD.
By:
		Name:	Victor Huang
		Title:	President / Chief Executive Officer

- 6 -

Subordination Agreement – Signature Pages [continued]

SUBORDINATED PARTY:

[signature]

Name:

Address for Notices:

Email:

- 7 -